A21, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                AS DECEMBER 31, 2003 AND FOR THE YEAR THEN ENDED

The following pro forma condensed consolidated balance sheet as of December 31, 2003 and the pro forma condensed consolidated statement of operations for the year then ended give effect to the acquisition of 100% of the outstanding capital stock of SuperStock by a21 the pro forma information is based on the audited consolidated financial statements of a21 as of December 31, 2003 and for the year then ended and the reviewed consolidated financial statements of SuperStock as of February 29, 2004 and for the twelve months then ended and the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.

The proforma adjustments reflects managements preliminary allocation of the purchase price of SuperStock. a21 has not yet commenced its appraisal to determine the allocation of the purchase price of SuperStock. The Company plans to retain an independent valuation firm to assist in the allocation


                                                     A21, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         DECEMBER 31, 2003

                                                       a21       SuperStock                                   Consolidated
                                                     12/31/03     02/29/04                      Adjustments   Proforma
                                                    ----------   ----------                     -----------   ------------

ASSETS
      Assets
        Current assets
          Cash and cash equivalents                  $     702   $1,150,653  t    370,410                   $ 1,521,765
          Accounts receivable                                     1,232,578                                   1,232,578
          Prepaid expenses & other current assets                   128,652                                     128,652
          Deferred income taxes                                     499,685                 b       499,685           0
                                                    ----------   ----------                                  ----------
              Total current assets                         702    3,011,568                                   2,882,995
                                                    ----------   ----------                                  ----------

        Property, plant & equipment, net                14,732   6,385,880   b  2,728,583                    10,886,544
                                                                             b  1,757,349

        Other assets
           Investment in Superstock, Inc                                     a  7,477,287   b     7,477,287           0

          Goodwill                                                           b  3,552,350                     3,552,350
          Advance to shareholder                        15,000                                                   15,000
          Notes receivable                                           70,448                                      70,448
          Intangibles, net                                          371,930                 b       371,930           0
          Deposits & other                                          221,018                                     221,018
                                                    ----------   ----------                                  ----------
              Total other assets                        15,000      663,396                                   3,858,816
                                                    ----------   ----------                                  ----------

              Total assets                          $   30,434   $10,060,844                                $17,628,355
                                                    ==========   ===========                                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

       Current liabilities

         Accounts payable & accrued expenses        $  955,187  $ 1,537,600                 a        17,005 $ 2,614,792
                                                                                            e       105,000

         Revolving credit note                               -    1,700,000  c  1,700,000                             0

         Current portion of long-term debt                   -      153,593                                     153,593

         Contingent contact payable                          -                              a       300,000     300,000

         Unsecured notes payable to affiliates         584,266                                                  584,266

         Unsecured notes payable to other, net                                              e       731,426     731,426

         Income taxes payable                                       163,659                                     163,659
                                                    ----------   ----------                                  ----------

             Total current liabilities               1,539,453    3,554,852                                   4,547,736
                                                    ----------   ----------                                  ----------

       Deferred income taxes                                                                b     1,795,000   1,795,000
                                                                                                             ----------
       Long-term debt, net
         Note payable to bank                                     4,400,372   c   500,000                     3,900,372
         Note payable to sellers                                                            a     1,576,250   1,576,250
         Convertible notes payable, net                                                     g       943,998     943,998
                                                                 ----------                                  ----------
             Total long-term debt                                 4,400,372                                   6,420,620
                                                                 ----------                                  ----------
             Total long-term liabilities                          4,400,372                                   7,915,620
                                                                 ----------                                  ----------

     Minority Interest                                                                      a     2,800,085   2,800,085

     Shareholders' equity, net                      (1,509,019)   2,105,620  b  2,105,620   d     3,000,000   2,064,914
                                                                             d    210,000   e,f     551,076
                                                                                            a       232,857
                                                    ----------   ----------                                  ----------

           Total liabilities & shareholders' equity $   30,434  $ 10,060,844                                $16,536,295
                                                    ==========  ============                                ===========



                                                  A21, INC. AND SUBSIDIARIES
                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                                                   FOR THE 12 MONTHS ENDED

                                                     a21, Inc.  Superstock                                 Consolidated
                    DECEMBER 31, 2003                12/31/03    02/29/04        Adjustments                 Proforma
                                                   -----------  -----------      --------------------------------------

INCOME
       Revenue                                     $         0  $ 9,027,599                                  $9,027,599

       Direct costs                                          0    2,323,502                                   2,323,502
                                                   -----------  -----------                                  ----------

       Gross Profit                                          0    6,704,097                                   6,704,097


       Selling, General & Admin expenses             1,143,539   5,659,186                                    6,802,725

       Depreciation and amortization                    35,723   1,156,708   p       60,240                   1,252,671

       Interest and finance expenses                    76,931     837,764   q      794,863   r     125,500   1,584,058

       Write off of investment                          76,700                                                   76,700
       Other income                                                189,698                                      189,698
                                                   -----------  -----------                                  ----------

                                                     1,332,893    7,843,356                                   9,905,852

                                                   -----------  -----------                                  ----------

       Loss before income taxes                     (1,332,893)  (1,139,259)                                 (3,201,755)

       Income tax benefit                                    0     (184,958)        567,096                           -

                                                  ------------  -----------                                ------------
       Net loss from continuing operations        $(1,332,893)  $ (364,512)                                $ (3,201,755)
                                                  ============  ===========                                ============


                                                                    Pro forma earnings (loss) per share       $   (0.09)
                                                                                                             ==========

                                                            Pro forma common shares outstanding              34,916,237
                                                                                                             ==========

The above presentation does not include the discontinued operations of SuperStock.


    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  BALANCE SHEET ADJUSTMENTS
a      Cost of the acquisition of SuperStock

       Cash paid to shareholders of SuperStock                       2,451,090
       Note payable to sellers                                       1,576,250
       Issuance of convertible preferred stock of
          SuperStock to sellers of Superstock                        2,800,085
       Deferred purchase price                                         300,000
       Exercised options by sellers of SuperStock                      149,535
       Warrants issued in connection with acquisition                   83,322
       Legal fees                                                      117,005
                                                                   ------------
            Total acquisition costs                                  7,477,287

b      Allocation of acquisition costs

          Net book value of SuperStock at acquisition date           2,105,620
             Adjustment for write off of prior goodwill               (871,615)
                                                                   ------------
                    Adjusted book value at acquisition               1,234,005
             Allocation based upon the value of real estate          2,728,583
             Allocation to original photo collection                 1,757,349
             Allocation to goodwill                                  3,552,350
             Deferred income taxes                                  (1,795,000)
                                                                   ------------
                                                                     7,477,287

c      Payment on Superstock notes payable
          Payoff revolving credit line                               1,700,000
          Paydown of long term debt                                    500,000
                                                                   ------------
                                                                     2,200,000

d      Financing from issuance of common stock                       3,000,000
          Placement cost charges to APIC                              (210,000)
                                                                   ------------
                                                                     2,790,000
                                                                   ------------
e      Financing from issuance of notes payable
          Unsecured notes payable                                    1,050,000
             Discount from issuance of warrants                       (245,074)
             Deferred placement costs                                  (73,500)
                                                                   ------------
                                                                       731,426
                                                                   ------------

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONT)
g                 Convertible subordinated  notes payable            1,250,000
                     Discount from issuance of warrants               (306,002)
                                                                   ------------
                                                                       943,998
                                                                   ------------
INCOME STATEMENT ADJUSTMENTS

p              Depreciation on allocation of acquisition costs          60,240
                                                                   ------------

q              Interest on unsecured notes payable,
                convertible subordinated notes
                payable and seller notes payable                       794,863
                                                                   ------------

r              Interest reduction from paydown of SuperStock
                  revolving credit line and long term debt             125,500
                                                                  ------------
s              Elimination of imcone tax beneift                       567,096
                                                                  ------------

OTHER INFORMATION

t              Summary of cash receipts and disbursements
               Cash receipts
                  Proceeds from sale of common stock (d)             3,000,000
                  Proceeds from issuance of
                   unsecured notes payable to others(e)              1,050,000
                  Proceeds from issuance of
                   convertible subordinated notes payable(g)         1,250,000
                                                                   ------------
                                                                     5,300,000
                                                                   ------------
               Cash disbursements
                  Cash paid to sellers of SuperStock(a)              2,451,090
                  Paydown on revolving
                   credit line and long term debt(c)                 2,200,000
                  Legal fees(a)                                        100,000
                  Unsecured note payable placement costs(e)             73,500
                  Equity placement costs(d)                            105,000
                                                                   ------------
                                                                     4,929,590

                                                                   ------------
               Net increase in proforma cash balance                   370,410
                                                                   ------------